UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2003

EXCELLIGENCE LEARNING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	000-32613 (Commission File Number)	77-0559897 (IRS Employer Identification No.)

2 Lower Ragsdale Drive

Monterey, California 93940

(Address of Principal Executive Offices) (Zip Code)

(831) 333-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

In a press release dated May 23, 2003, Excelligence Learning Corporation, a Delaware corporation (the “Company”), announced that its Board of Directors has elected Robert MacDonald to serve as Chairman of the Board of Directors, succeeding Al Noyes, who has served as Chairman since April 2001. Mr. Noyes will continue to serve as a member of the Board. In addition, the Company announced that Chief Executive Officer Ronald Elliott and Dean DeBiase were both re-elected to the Board of Directors at the Company’s 2003 annual meeting of stockholders. At a Board meeting held after the stockholder meeting, Board member Michael Kolowich resigned from the Board, citing reasons related to other business and personal time commitments. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not	applicable.

(b)	Pro Forma Financial Information.

Not	Applicable.

(c)	Exhibits.

99.1	Press Release of Excelligence Learning Corporation, dated May 23, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2003

EXCELLIGENCE LEARNING CORPORATION

By:	/s/ RICHARD DELANEY
Richard Delaney Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

*99.1 Press	Release of Excelligence Learning Corporation, dated May 23, 2003.

*  Filed herewith.